                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                      Mark R. Mitchell

Address:                                   777 Third Avenue, 18th Floor
                                           New York, NY 10017

Date of Event Requiring Statement:         01/13/15

Name:                                      Peter A. Feld

Address:                                   777 Third Avenue, 18th Floor
                                           New York, NY 10017

Date of Event Requiring Statement:         01/13/15